UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 23, 2009

CNA FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-5823	36-6169860
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 S. Wabash, Chicago, Illinois	60604
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (312) 822-5000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER ITEMS

This Current Report on Form 8-K is being filed for the purpose of providing current financial data for a forthcoming Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 (File No. 333-140870). Amendment No. 1 will be filed for the purpose of amending the registration statement to reflect that the registrant will no longer be a well-known seasoned issuer (as such term is defined in Rule 405 of the Securities Act of 1933) upon filing its annual report on Form 10-K for the year ended December 31, 2008 because the worldwide market value of its outstanding voting and non-voting common equity held by non-affiliates was less than $700 million as of the most recent determination date.

The registrant’s consolidated financial statements as of December 31, 2008 and 2007 and for the years ended December 31, 2008, 2007 and 2006 and Report of Independent Registered Public Accounting Firm thereon is filed as Exhibit 99.1 to this Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits:

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP

99.1	CNA Financial Corporation Consolidated Financial Statements as of December 31, 2008 and 2007
and for the years ended December 31, 2008, 2007 and 2006
and Report of Independent Registered Public Accounting Firm thereon

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNA Financial Corporation (Registrant)

Date: February 23, 2009	By	/s/ D. Craig Mense
(Signature)

D. Craig Mense Executive Vice President and Chief Financial Officer